UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014

      First State Capital Investments, Inc.

(Exact Name of Registrant as Specified in its Charter)

      Delaware

  000-54644

      45-437178339

(State or other jurisdiction

(Commission

   (IRS Employer

of incorporation)

 File Number)

       Identification Number)

1514 N. 35th Street, Seattle, Wa.                                                               98103

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (206) 422-6677

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 28, 2014, in a Special Meeting of the Shareholders, the Registrant submitted to a vote of the Shareholders the following:

A motion to cease being a reporting company under the Exchange Act of 1934, and

To become a privately held company.

Upon a unanimous vote of the Shareholders, with all Shareholders voting, the Registrant will file a Form 15 with the U.S. SEC and cease to become a reporting company under the Exchange Act of 1934 and will become a privately held company.

Final results of the shareholder vote:

Number of Shareholders Entitled to vote:

2

Number of Shareholders voting:

2

Number of Shareholders voting in favor:

2

Number of Shareholders opposed:

0

Number of Shares authorized to vote:

2,000,000

Number of Shares voting:

2,000,000

Number of Shares voting in favor:

2,000,000

Number of Shares opposed:

0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First State Capital Investments, Inc.

(Registrant)

Date: March 28, 2014

 /s/ William D. Kyle

William D. Kyle

  Secretary